Supplement, dated October 1, 2008

to the Prospectus, dated May 1, 2008, for

Seligman Portfolios, Inc.

(the “Fund”)

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund’s Prospectus.

The sixth paragraph under the heading “Overview of the Fund” on page 1 of the Fund’s Prospectus is replaced with the following:

In addition to this Prospectus, the Fund makes available a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.

The table under the heading “Annual Portfolio Operating Expenses” of Seligman Large-Cap Value Portfolio on page 32 of the Fund’s Prospectus is replaced with the following (the table heading has been restated for your convenience):

Annual Portfolio Operating Expenses (as a percentage of average net assets)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.62%
Total Annual Portfolio Operating Expenses	1.42%

(1)	Effective October 1, 2008, and through at least April 30, 2010, Seligman has contractually agreed to waive its management fee and/or to reimburse the Portfolio’s expenses to the extent that the Portfolio’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.62% per annum of the Portfolio’s average daily net assets.